UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                October 6, 2015

PEPCO HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31403	52-2297449
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Ninth Street, N.W., Washington, DC	20068
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(202) 872-2000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 6, 2015, the Board of Directors (the Board) of Pepco Holdings, Inc. (Pepco Holdings) amended Article II, Section 3 of the Pepco Holdings Bylaws in its entirety. Prior to the amendment, Article II, Section 3 provided that no person shall be eligible for election as a director after he shall have attained his 70th birthday, and no person shall be eligible to serve as a director beyond the next annual meeting after he shall have attained his 70th birthday; provided, however, notwithstanding such limitation, a director who initially is elected to the Board at age 64 or older, shall be permitted to serve on the Board until the next annual meeting following his or her 72nd birthday. As amended, Article II, Section 3 now provides that no person shall be eligible for election as a director after he or she shall have attained his or her 72nd birthday, and no person shall be eligible to serve as a director beyond the next annual meeting after he or she shall have attained his or her 72nd birthday. The Company’s Bylaws were amended and restated in their entirety.

The above-referenced amendment to the Bylaws is qualified in its entirety by reference to the text of the amended and restated Bylaws, which are filed herewith as Exhibit 3 and incorporated herein by reference.

Item 5.08.	Shareholder Director Nominations.

On October 6, 2015, the Board of Pepco Holdings established the date for its 2015 Annual Meeting of Stockholders (the 2015 Annual Meeting) as December 16, 2015. In accordance with Pepco Holdings’ Bylaws, stockholders who intend to submit a proposal regarding a director nomination at the 2015 Annual Meeting must ensure that notice of any such proposal (including certain additional information specified in the Bylaws) is received by Pepco Holdings at its principal executive offices at 701 Ninth Street, NW, Washington, DC 20068, and addressed to the attention of the Corporate Secretary no later than 5:00 p.m. Eastern Time on October 19, 2015. In accordance with the Bylaws, the Board has set a deadline of 5:00 p.m. Eastern Time on October 19, 2015 for the receipt of stockholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the Exchange Act), for inclusion in the Pepco Holdings proxy materials for the 2015 Annual Meeting. This deadline will also apply in determining whether notice is timely for purposes of exercising discretionary voting authority with respect to proxies for purposes of Rule 14a- 4(c) under the Exchange Act.

Cautionary Statements Regarding Forward-Looking Information

Certain of the matters discussed in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. Words such as “may,” “might,” “will,” “should,” “could,” “anticipate,” “estimate,” “expect,” “predict,” “project,” “future”, “potential,” “intend,” “seek to,” “plan,” “assume,” “believe,” “target,” “forecast,” “goal,” “objective,” “continue” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding benefits of the proposed Merger, integration plans and expected synergies, the expected timing of completion of the Merger, anticipated future financial and operating performance and results, including estimates for growth. These statements are based on the current expectations of management of Pepco Holdings and its utility subsidiaries. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this Current Report on Form 8-K. For example, (1) uncertainty surrounding the reconsideration of the denial of the Merger application by the District of Columbia Public Service Commission; (2) conditions to the closing of the Merger may not be satisfied; (3) problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected; (4) the combined company may be unable to achieve cost-cutting synergies or it may take longer than expected to achieve those synergies; (5) the Merger may involve unexpected costs, unexpected liabilities or unexpected delays, or the effects of purchase accounting may be different from the companies’ expectations; (6) the credit ratings of the combined company or its subsidiaries may be different from what the companies expect; (7) the businesses of PHI and its utility subsidiaries may suffer as a result of uncertainty surrounding the Merger; (8) Pepco Holdings and its utility subsidiaries may not realize the values expected to be obtained for properties expected or required to be sold; (9) the industry may be subject to future regulatory or legislative actions that could adversely affect Pepco Holdings and its utility subsidiaries; and (10) Pepco Holdings and its utility subsidiaries may be adversely affected by other economic, business, and/or competitive factors. Other unknown or unpredictable factors could also have material adverse effects on future results, performance or achievements of the combined company. Therefore, forward-looking statements are not guarantees or assurances of future performance, and actual results could differ materially from those indicated by the forward-looking statements. Discussions of some of these other important factors and assumptions are contained in Pepco Holdings’ and its utility subsidiaries’ filings with the Securities and Exchange Commission (SEC), and available at the SEC’s website at www.sec.gov, including: (1) the definitive proxy statement that Pepco Holdings filed with the SEC on August 12, 2014 and mailed to its stockholders in connection with the proposed Merger; (2) Pepco Holdings’ Current Report on Form 8-K filed with the SEC on September 12, 2014, which provides supplemental disclosures to the definitive proxy statement; (3) Pepco Holdings’ and its utility subsidiaries’ Annual Report on Form 10-K for the year ended December 31, 2014 in (a) Part I, Item 1A. “Risk Factors,” (b) Part II, Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and (c) Note (16), “Commitments and Contingencies” to the consolidated financial statements of Pepco Holdings included in Part II, Item 8. “Financial Statements and Supplementary Data; and (4) Pepco Holdings’ and its utility subsidiaries’ Quarterly Report on Form 10-Q for the quarter ended June 30, 2015 in (a) Part I, Item 1. “Financial Statements” and (b) Part I, Item 2. “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this communication may not occur. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. Pepco Holdings and its utility subsidiaries do not undertake any obligation to publicly release any revision to these forward-looking statements to reflect events or circumstances after the date of this communication. New factors emerge from time to time, and it is not possible for Pepco Holdings or its utility subsidiaries to predict all such factors. Furthermore, it may not be possible to assess the impact of any such factor on Pepco Holdings’ or its utility subsidiaries’ businesses or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Any specific factors that may be provided should not be construed as exhaustive.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit No.	Description of Exhibit

	3	Amended and Restated Bylaws of Pepco Holdings, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEPCO HOLDINGS, INC.
(Registrant)

Date:	October 7, 2015	/s/ JOSEPH M. RIGBY
		Name:	Joseph M. Rigby
		Title:	Chairman of the Board, President
and Chief Executive Officer

INDEX TO EXHIBITS FILED HEREWITH

Exhibit No.	Description of Exhibit

3	Amended and Restated Bylaws of Pepco Holdings, Inc.

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